FEDERATED INSURANCE SERIES

FEDERATED EQUITY INCOME FUND II

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Supplement to the Prospectus dated April 30, 2002

Under the heading entitled "What are the Fund's Investment Strategies", please delete the following sentence:

                  "In attempting to remain relatively sector-nuetral, and in order to manage sector risk, the Adviser attempts to limit the Fund's exposure to each industry sector in the S&P 500, as a general matter, to not less than 80% nor more than 120% of the S&P 500's allocation to that sector."



Under the heading entitled " Who Manages the Fund", please add the following:


                  "John L. Nichol
                  John L. Nichol has been the Fund's Portfolio Manager since September 2002. Mr. Nichol joined Federated in
                  September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000.
                  Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in finance and management and information science from the Ohio State University."




                                                               December 17, 2002

Cusip 313916801
 (12/02)